                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $153,255,100
                (APPROXIMATE OFFERED, SUBJECT TO +/-5% VARIANCE)
                            SASCO 2002-16A - GROUP 1
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

                                                      WAL to                               Expected
                                                     WA Months   WAL To       Est. Pmt      Initial
                                                      To Roll   Optional     to Optional     Loss       Legal         Expected
                  Approx.      Initial    Security    (yrs)    Termination   Termination                Final          Ratings
    Class        Size ($)     Coupon(1)  Description  (2)(3)     (yrs) (2)    Window (2)    Coverage   Maturity      Moody's/S&P
------------------------------------------------------------------------------------------------------------------------------------
    1-A1       $148,363,000   Variable  Variable PT     NA        2.54       08/02-11/11     6.00%    8/25/2032       Aaa / AAA
   1-AX(4)       Notional       0.70%     Interest      NA        0.38       08/02-12/02     6.00%    8/25/2032       Aaa / AAA
                                            Only
    B1-I         2,683,000    Variable     Sub PT       NA        4.95       08/02-11/11     4.30%    8/25/2032       Aa2 / AA
  B1-I-X(4)      Notional       0.88%     Interest      NA        4.95       08/02-11/11     4.30%    8/25/2032       Aa2 / AA
                                            Only
    B2-I         2,209,000    Variable     Sub PT       NA        4.95       08/02-11/11     2.90%    8/25/2032        A2 / A
  B2-I-X(4)      Notional       0.61%     Interest      NA        4.95       08/02-11/11     2.90%    8/25/2032        A2 / A
                                            Only
------------------------------------------------------------------------------------------------------------------------------------
   2-A1(6)                     [6.00]%  Variable PT                                          5.20%    8/25/2032       Aaa / AAA
 2-AX(4) (6)     Notional      [6.00]%    Interest                                           5.20%    8/25/2032       Aaa / AAA
                                            Only
------------------------------------------------------------------------------------------------------------------------------------
   3-A1(6)                     [6.00]%  Variable PT                                          5.20%    8/25/2032       Aaa / AAA
 3-AX(4)(6)      Notional      [6.00]%    Interest                                           5.20%    8/25/2032       Aaa / AAA
                                            Only
------------------------------------------------------------------------------------------------------------------------------------
   4-A1(6)                     [5.80]%  Variable PT                                          5.20%    8/25/2032       Aaa / AAA
 4-AX(4)(6)      Notional      [5.80]%    Interest                                           5.20%    8/25/2032       Aaa / AAA
                                            Only
------------------------------------------------------------------------------------------------------------------------------------
   5-A1(6)                     [6.00]%  Variable PT                                          5.20%    8/25/2032       Aaa / AAA
 5-AX(4)(6)      Notional      [6.00]%    Interest                                           5.20%    8/25/2032       Aaa / AAA
                                            Only
------------------------------------------------------------------------------------------------------------------------------------
  B1-II(6)                    Variable     Sub PT                                            3.65%    8/25/2032       Aa2 / AA
  B2-II(6)                    Variable     Sub PT                                            2.40%    8/25/2032        A2 / A
  B3(5)(6)     $3,589,000     Variable     Sub PT       NA                                   1.70%    8/25/2032      Baa2 / BBB
  B4(5)(6)     $4,204,000     Variable  Not Offered     NA     Not Offered   Not Offered     0.65%    8/25/2032        NR / BB
  B5(5)(6)     $1,199,000     Variable  Not Offered     NA     Not Offered   Not Offered     0.35%    8/25/2032        NR / B
  B6(5)(6)     $1,417,480     Variable  Not Offered     NA     Not Offered   Not Offered     0.00%    8/25/2032        NR / NR
------------------------------------------------------------------------------------------------------------------------------------
    R (7)          $100       Variable    Residual      NA        0.07       08/02-08/02     5.20%    8/25/2032       Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pools 2 through 5 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in August 2002.

(3)  WAL to WA Roll Date is applicable to Mortgage Pool 2 through 5 (Hybrid
     ARMs) and assumes there is no cross collateralization between remaining outstanding senior certificates. The WA Roll Date for Mortgage Pool 2 is month 33 (the Distribution Date in April 2005). The WA Roll Date for Mortgage Pool 3 is month 58 (the Distribution Date in May 2007). The WA Roll Date for Mortgage Pool 4 is month 58 (the Distribution Date in May
     2007). The WA Roll Date for Mortgage Pool 5 is month 49 (the Distribution Date in August 2006).

(4) The Class 1-AX, 2-AX, 3-AX, 4-AX, 5-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in December 2002 the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2005 the Class 2-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2007 the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2007 the Class 4-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in August 2006 the Class 5-AX will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.














--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o The deal is comprised of 5 Mortgage Pools:

         Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").

         Mortgage Pool 2 is comprised of 2 year and 3 year Hybrid ARMs; 94.12% were originated by ALS, 4.54% were originated by CTX and 1.35% were originated by Virtual Bank. The 2 year and 3 year Hybrid ARMs are indexed to either 6-month LIBOR (80.18%) or 12-month LIBOR (19.82%).

         Mortgage Pool 3 is comprised of 100% 5 year Hybrid ARMs that were originated by Aurora Loan Services Inc ("ALS"). The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (96.97%) or 12-month LIBOR (3.03%).

         Mortgage Pool 4 is comprised of 5 year Hybrid ARMs; 99.88% were originated by ALS and 0.12% were originated by CTX. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (97.76%) or 12-month LIBOR (2.24%).

         Mortgage Pool 5 is comprised of 5 year Hybrid ARMs; 88.02% were originated by Washington Mutual and 11.98% were originated by Bank of America. 100% of the 5 year Hybrid ARMs are indexed to 12-month CMT.

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 5.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

Mortgage Pool 1 Available Distribution Amount    Mortgage Pools 2 - 5 Available Distribution Amount
  +-------------------------------------+             +-------------------------------------+
  |                                     |             |   First, to Class 2-A1, 3-A1, 4-A1, |
  | First, to Class R, 1-A1 and 1-AX to |             |  5-A1, 2-AX, 3-AX, 4-AX and 5-AX to |
  |            pay interest             |             |   pay interest from the respective  |
  |                                     |             |             mortgage pool           |
  +-----------------|-------------------+             +------------------|------------------+
                    |                                                    |
  +-----------------+-------------------+             +------------------+------------------+
  |    Second, to Class 1-A1 to pay     |             |   Second, to Class 2-A1, 3-A1, 4-A1 |
  |              principal              |             |  and 5-A1 to pay principal from the |
  |                                     |             |       respective mortgage pool      |
  +-----------------|-------------------+             +------------------|------------------+
                    |                                                    |
  +-----------------+-------------------+             +------------------+------------------+
  |    To Class B1-I, B1-I-X, B2-I and  |             |    To Class B1-II and B2-II to pay  |
  | B2-I-X to pay interest and principal|             |        interest and principal       |
  +-----------------|-------------------+             +------------------|------------------+
                    +--------------------------|-------------------------+
                                               |
  +--------------------------------------------+--------------------------------------------+
  |                     To Class B3, B4, B5 and B6 to pay interest and principal            |
  +-----------------------------------------------------------------------------------------+







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        4
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------
Cut off Date:                       July 1, 2002

Expected Pricing Date:              Week of July 22, 2002

Expected Settlement Date:           July 30, 2002

Distribution Dates:                 25th of each month, commencing in August 2002

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer:                           ALS

Master                              Servicer Fee: The Master Servicer will be paid a monthly fee (the "Master Servicing Fee")
                                    equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the
                                    Deposit Date.

Servicing Fee:                      Group 1: 0.375% per annum on the outstanding mortgage balance Groups 2 through 5: 0.25% per annum on the outstanding mortgage balance (with the exception of Washington Mutual serviced loans, which will have a 0.375% per annum rate)

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.0055% per annum on outstanding mortgage balance

Rating Agencies:                    Standard and Poor's ("S&P") and Moody's will rate all of the Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
Minimum Denomination:               Class 1-A1 2-A1, 3-A1, 4-A1 and 5-A1:  $25,000 /$1 thereafter.
                                    Class 1-AX, 2-AX, 3-AX, 4-AX, 5-AX, B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II and B2-II: $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage  Pool 1 30% CPR per annum and  Mortgage  Pools 2 through 5 25% CPR per annum.

SMMEA                               Eligibility: All offered classes will be SMMEA eligible except for Class B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA                               Eligibility: All offered Certificates will be ERISA eligible (other than the Class R
                                    Certificate).

Interest                            Rates: Class 1-A1 will bear interest at a rate equal to Net WAC of Mortgage Pool 1 less 0.70%
                                    per annum until the December 2002 Distribution Date. Beginning with the accrual period in
                                    December 2002 the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                                    Class 1-AX will bear interest at a rate equal to 0.70% per annum based on a Notional Balance until the Distribution Date in December 2002. The Notional Balance of the Class 1-AX on any
                                    Distribution Date up to and including the Distribution Date in December 2002 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The
                                    Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in
                                    December 2002.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
Interest Rates (continued):         Class 2-A1 will bear interest at a rate equal to the lesser of (i) [6.00]% per annum and (ii)
                                    the Net WAC of Mortgage Pool 2, up to and including the distribution date in April 2005 (month
                                    33). Beginning with the distribution date in May 2005, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 3-A1 will bear interest at a rate equal to the lesser of (i) [6.00]% per annum and (ii)
                                    the Net WAC of Mortgage Pool 3, up to and including the distribution date in May 2007 (month
                                    58). Beginning with the distribution date in June 2007, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 4-A1 will bear interest at a rate equal to the lesser of (i) [5.80]% per annum and (ii)
                                    the Net WAC of Mortgage Pool 4, up to and including the distribution date in May 2007 (month
                                    58). Beginning with the distribution date in June 2007, the Class 4-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class 5-A1 will bear interest at a rate equal to the lesser of (i) [6.00]% per annum and (ii)
                                    the Net WAC of Mortgage Pool 5, up to and including the distribution date in August 2006
                                    (month 49). Beginning with the distribution date in September 2006, the Class 5-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.

                                    Class 2-AX will bear interest at a rate equal to [6.00]% per annum until the distribution date in April 2005 (month 33) based on a Notional Balance. After the distribution date in April
                                    2005, the Class 2-AX will not be entitled to distributions of any kind and will have a
                                    Notional Balance equal to zero. The Notional Balance of the Class 2-AX on any distribution date up to and including the distribution date in April 2005 will be equal to the following:

                                    The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 2 and (2) [6.00]%
                                    ------------------------------------------------------------
                                                                [6.00]%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
Interest Rates (continued):         Class 3-AX will bear interest at a rate equal to [6.00]% per annum until the distribution date in May 2007 (month 58) based on a Notional Balance. After the distribution date in May 2007, the Class 3-AX will not be entitled to distributions of any kind and will have a Notional
                                    Balance equal to zero. The Notional Balance of the Class 3-AX on any distribution date up to and including the distribution date in May 2007 will be equal to the following:

                                    The balance of the Class 3-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 3 and (2) [6.00]%
                                    ------------------------------------------------------------
                                                                        [6.00]%

                                    Class 4-AX will bear interest at a rate equal to [5.80]% per annum until the distribution date in May 2007 (month 58) based on a Notional Balance. After the distribution date in May 2007, the Class 4-AX will not be entitled to distributions of any kind and will have a Notional
                                    Balance equal to zero. The Notional Balance of the Class 4-AX on any distribution date up to and including the distribution date in May 2007 will be equal to the following: The balance of the Class 4-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 4 and (2) [5.80]%
                                    ------------------------------------------------------------
                                                                        [5.80]%

                                    Class 5-AX will bear interest at a rate equal to [6.00]% per annum until the distribution date in August 2006 (month 49) based on a Notional Balance. After the distribution date in August
                                    2006, the Class 5-AX will not be entitled to distributions of any kind and will have a
                                    Notional Balance equal to zero. The Notional Balance of the Class 5-AX on any distribution date up to and including the distribution date in August 2006 will be equal to the following:

                                    The balance of the Class 5-A1 Senior Certificate multiplied by the following fraction:

                                    The excess between (1) the Net WAC of Pool 5 and (2) [6.00]%
                                    ------------------------------------------------------------
                                                                        [6.00]%

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1 collateral.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
Interest Rates (continued):         Class B1-I will bear interest at a rate equal to the Net WAC of Mortgage Pool 1 less 0.88% per annum.

                                    Class B1-I-X will bear interest at a rate equal to 0.88% per annum based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                                    Class B2-I will bear interest at a rate equal to the Net WAC of Mortgage Pool 1 less 0.61% per annum.

                                    Class B2-I-X will bear interest at a rate equal to 0.61% per annum based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the weighted average of the Net WAC of Mortgage Pools 2 through 5 weighted by the corresponding "Subordinate
                                    Amounts" (as defined on page 14)

                                    Classes B3, B4, B5 and B6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate Amounts" (the corresponding A2 /A loss coverage available to the Class B2-I and Class B2-II).

                                    The Modified Group Subordinate Amounts are calculated as follows:

                                    Modified Group Subordinate Amount Pool 1:
                                    -----------------------------------------
                                    Total Mortgage Pool 1 collateral, less (i)
                                    the current principal balance of the Pool 1
                                    Senior Bonds, (ii) the current principal
                                    balance of the Class B1-I and (iii) the
                                    current principal balance of the Class B2-I
                                    (in each case excluding notional balances).

                                    Modified Group Subordinate Amount Pools 2 through 5:
                                    ---------------------------------------------------
                                    Total Mortgage Pool 2 through 5 collateral,
                                    less (i) the current principal balance of
                                    the Pool 2 through 5 Senior Bonds, (ii) the
                                    current principal balance of the Class B1-II
                                    and (iii) the current principal balance of
                                    the Class B2-II (in each case excluding
                                    notional balances).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------
Interest Rates (continued):         The underlying subordinate rates are calculated as follows:

                                    Subordinate Underlying Rate, Mortgage Pool 1:
                                    ---------------------------------------------
                                    The Pool 1 underlying subordinate rate will
                                    be equal to the Net WAC of Mortgage Pool 1.

                                    Subordinate Underlying Rate, Mortgage Pool 2 through 5:
                                    ------------------------------------------------------
                                    The Pool 2 through 5 underlying subordinate
                                    rate will be equal to the weighted average
                                    of the Net WAC of Mortgage Pools 2 through 5
                                    weighted by the corresponding "Subordinate
                                    Amounts".


Credit Enhancement:                 Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    ------------------------------------
                                    Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4,
                                    Class B5 and Class B6, initially 6.00% total subordination.

                                    Mortgage Pool 2 through 5 Senior Certificates:
                                    ----------------------------------------------
                                    Credit enhancement for the Mortgage Pool 2 through 5 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6,
                                    initially 5.20% total subordination.

Loss Allocation:                    If all of the credit  support  features  have been  extinguished,  any  further losses will be allocated to the respective  Class A Certificates  on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Mortgage Pool 1 Subordinate Test % = Pool 1 Subordinate Amount / Mortgage Pool 1
                               Collateral balance

Mortgage Pool 2 Subordinate Test % = Pool 2 Subordinate Amount / Mortgage Pool 2
                               Collateral balance

Mortgage Pool 3 Subordinate Test % = Pool 3 Subordinate Amount / Mortgage Pool 3
                               Collateral balance

Mortgage Pool 4 Subordinate Test % = Pool 4 Subordinate Amount / Mortgage Pool 4
                               Collateral balance

Mortgage Pool 5 Subordinate Test % = Pool 5 Subordinate Amount / Mortgage Pool 5
                               Collateral balance

o If Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

            -------------------------------------------------------
              Distribution Dates (months)     Shift Percentage
            ------------------------------- -----------------------
                         1 - 84                     100%
            ------------------------------- -----------------------
                        85 - 96                     70%
            ------------------------------- -----------------------
                        97 - 108                    60%
            ------------------------------- -----------------------
                       109 - 120                    40%
            ------------------------------- -----------------------
                       121 - 132                    20%
            ------------------------------- -----------------------
                          133+                       0%
            -------------------------------------------------------

o    *If Subordinate Test% is greater than 2 times the original Subordinate
     Test%:

            -------------------------------------------------------
              Distribution Dates (months)     Shift Percentage
            ------------------------------- -----------------------
                         1 - 36                     50%
            ------------------------------- -----------------------
                          37+                        0%
            -------------------------------------------------------

 (*In relation to any mortgage pool, if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 1 will be equal to the difference between i) the sum of Mortgage Pool 1 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 1.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 2 will be equal to the difference between i) the sum of Mortgage Pool 2 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 2.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 3 will be equal to the difference between i) the sum of Mortgage Pool 3 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 3.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 4 will be equal to the difference between i) the sum of Mortgage Pool 4 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 4.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 5 will be equal to the difference between i) the sum of Mortgage Pool 5 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 5.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
----------------------------

Senior PDA 1:

     1)   Pay Class R, until reduced to zero.

     2)   Pay Class 1-A1 until reduced to zero.

Senior PDA 2:

     1)   Pay Class 2-A1, until reduced to zero.

Senior PDA 3:

     1)   Pay Class 3-A1, until reduced to zero.

Senior PDA 4:

     1)   Pay Class 4-A1, until reduced to zero.

Senior PDA 5:

     1)   Pay Class 5-A1, until reduced to zero.

II. Pay Subordinate PDA as follows*:
-----------------------------------
*Subject to credit support tests

Subordinate PDA 1:
1) Pay Class B1-I and B2-I PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 1, until reduced to zero.

Subordinate PDA 2, Subordinate PDA 3, Subordinate PDA 4 and Subordinate PDA 5:
1) Pay Class B1-II and B2-II PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 2 through 5, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage pool as follows*:
*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 PRO RATA, until reduced to zero.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------


(1) The Subordinate Amounts are calculated as follows:

Pool 1 Subordinate Amount:
Total Mortgage Pool 1 collateral, less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
Total Mortgage Pool 2 collateral, less the current principal balance of the Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
Total Mortgage Pool 3 collateral, less the current principal balance of the Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
Total Mortgage Pool 4 collateral, less the current principal balance of the Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
Total Mortgage Pool 5 collateral, less the current principal balance of the Pool 5 Senior Bonds (excluding notional balances).


-------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------
MBS Trading                  Matt Miller                        (212) 526-8315
                             Rishi Bansal                       (212) 526-8315
                             Brendan Garvey                     (212) 526-8315

Syndicate                    Kevin White                        (212) 526-9519
                             Bob Caldwell                       (212) 526-9519
                             Dan Covello                        (212) 526-9519

Residential Finance          Stan Labanowski                    (212) 526-6211
                             Mike Hitzmann                      (212) 526-5806
                             Will Dorado                        (212) 526-4005
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                        14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



Collateral Summary:

                                                     6 Month LIBOR ARMs   2/28, 3/27 & 3/1 Hybrid ARMs   5/1 & 5/25 Hybrid ARMs
                                                            Group 1                  Group 2                     Group 3
Total Number of Loans                                               303                        89                         156
Total Outstanding Loan Balance                          $157,833,307.87            $39,918,784.47              $70,232,619.38
Average Loan Principal Balance                                 $520,902                  $448,526                    $450,209
Range of Loan Principal Balance                    $34,499 - $4,000,000      $54,905 - $2,467,482        $28,762 - $3,100,000
Weighted Average Coupon                                          5.454%                    6.935%                      7.099%
Range of Coupons                                        3.750% - 7.500%           4.750% - 8.000%             5.000% - 8.500%
Weighted Average Margin                                          2.735%                    2.289%                      2.269%
Range of Margins                                        1.625% - 3.500%           2.000% - 3.000%             2.000% - 2.750%
Weighted Average Initial Periodic Cap                            1.000%                    5.176%                      5.970%
Range of Initial Periodic Caps                          1.000% - 1.000%           2.000% - 6.000%             5.000% - 6.000%
Weighted Average Periodic Cap                                    1.000%                    1.972%                      2.000%
Range of Periodic Caps                                  1.000% - 1.000%           1.000% - 2.000%             2.000% - 2.000%
Weighted Average Maximum Rate                                   11.454%                   12.782%                     13.069%
Weighted Average Floor                                           2.735%                    2.289%                      2.269%
Weighted Average Original Term (mo.)                                360                       360                         360
Weighted Average Remaining Term (mo.)                               359                       358                         359
Range of Remaining Term (mo.)                                 350 - 360                 350 - 360                   355 - 360
Weighted Average Original LTV                                    67.46%                    69.27%                      67.56%
Range of Weighted Average Original LTV                  23.08% - 96.98%           18.66% - 95.00%             28.00% - 94.99%
Weighted Average FICO                                               714                       720                         713
Range of Weighted Average FICO                                622 - 813                 654 - 810                   627 - 796
Weighted Average Next Reset Date                               11/29/02                  04/21/05                    06/01/07

Lien Position
First                                                            100.0%                    100.0%                      100.0%
Second                                                             0.0%                      0.0%                        0.0%

Geographic Distribution
(Other states account individually for less than            CA - 49.00%               CA - 50.10%                 CA - 41.12%
5% of the Cut-off Date principal balance)                    CO - 8.31%               CO - 10.34%                 CO - 13.59%
                                                             IL - 5.52%               AZ - 10.16%                  NJ - 9.34%
                                                                                                                   AZ - 6.10%

Occupancy Status
Primary Home                                                     80.09%                    80.27%                      85.17%
Investment                                                       12.66%                    15.57%                      11.12%
Second Home                                                       7.25%                     4.16%                       3.71%

                                                       5/1 & 5/25 Hybrid ARMs             5/1 Hybrid ARMs
                                                               Group 4                         Group 5
Total Number of Loans                                                     305                             19
Total Outstanding Loan Balance                                $108,696,673.87                 $23,818,194.93
Average Loan Principal Balance                                       $356,383                     $1,253,589
Range of Loan Principal Balance                          $31,000 - $2,728,121          $289,023 - $2,360,000
Weighted Average Coupon                                                6.958%                         6.459%
Range of Coupons                                              5.500% - 8.375%                5.875% - 7.750%
Weighted Average Margin                                                2.263%                         2.750%
Range of Margins                                              2.000% - 2.750%                2.750% - 2.750%
Weighted Average Initial Periodic Cap                                  5.978%                         4.786%
Range of Initial Periodic Caps                                5.000% - 6.000%                3.000% - 5.000%
Weighted Average Periodic Cap                                          1.995%                         2.000%
Range of Periodic Caps                                        1.000% - 2.000%                2.000% - 2.000%
Weighted Average Maximum Rate                                         12.936%                        11.566%
Weighted Average Floor                                                 2.263%                         2.750%
Weighted Average Original Term (mo.)                                      360                            360
Weighted Average Remaining Term (mo.)                                     359                            349
Range of Remaining Term (mo.)                                       351 - 360                      327 - 354
Weighted Average Original LTV                                          68.63%                         60.03%
Range of Weighted Average Original LTV                        16.71% - 97.00%                35.56% - 92.12%
Weighted Average FICO                                                     722                            741
Range of Weighted Average FICO                                      623 - 808                      643 - 777
Weighted Average Next Reset Date                                     05/20/07                       08/13/06

Lien Position
First                                                                  100.0%                         100.0%
Second                                                                   0.0%                           0.0%

Geographic Distribution
(Other states account individually for less than                  CA - 48.91%                    CA - 63.16%
5% of the Cut-off Date principal balance)                         CO - 14.03%                    NY - 17.63%
                                                                   NY - 9.84%                     CT - 9.91%


Occupancy Status
Primary Home                                                           76.22%                        100.00%
Investment                                                             12.45%                          0.00%
Second Home                                                            11.33%                          0.00%

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       15
--------------------------------------------------------------------------------

Lehman Brothers                                   Tue, 23 Jul 2002, 16:20:49 EDT
                                                             wdorado:SASCO02-16A

                           Net Effective Margin Table

                                 SASCO 2002-16A
                             Settle as of 07/30/02

--------------------------------------------------------------------------------
                           Bond Summary - Bond 1-A1
--------------------------------------------------------------------------------
Initial Coupon: 4.374                                 Type: Floater

      Orig Bal: 148,363,000

      Orig Not: 48,360,000                         Formula: (6m LIBOR)+ 235.45bp

        Factor: 1.0000000               Cap/ Floor/ Margin: 11.07/2.35/2.35

   Factor Date: 07/25/02                          Next Pmt: 08/25/02

         Delay: 24                                   Cusip: G3P
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
              0.00 PSA, Grp 1: 15.00   0.00 PSA, Grp 1: 20.00   0.00 PSA, Grp 1: 25.00   0.00 PSA, Grp 1: 30.00
              CPR, Grp 2: 25.00 CPR,   CPR, Grp 2: 25.00 CPR,   CPR, Grp 2: 25.00 CPR,   CPR, Grp 2: 25.00 CPR,
              Grp 3: 25.00 CPR, Grp    Grp 3: 25.00 CPR, Grp    Grp 3: 25.00 CPR, Grp    Grp 3: 25.00 CPR, Grp
               4: 25.00 CPR, Grp 5:     4: 25.00 CPR, Grp 5:     4: 25.00 CPR, Grp 5:     4: 25.00 CPR, Grp 5:
                   25.00 CPR                25.00 CPR                25.00 CPR                25.00 CPR
                 Libor6m 1.924            Libor6m 1.924            Libor6m 1.924            Libor6m 1.924

----------------------------------------------------------------------------------------------------------------
   Price        NEM       Duration      NEM         Duration      NEM        Duration      NEM       Duration
----------------------------------------------------------------------------------------------------------------
   102-08     180.320     4.26197     164.884       3.38185     148.489      2.77449     130.734     2.32326
   102-09     179.605                 163.984                   147.392                  129.424
   102-10     178.891                 163.084                   146.295                  128.114
   102-11     178.178                 162.185                   145.199                  126.805
   102-12     177.464                 161.286                   144.103                  125.497

   102-13     176.751     4.26756     160.388       3.38667     143.009      2.77879     124.190     2.32712
   102-14     176.039                 159.490                   141.914                  122.883
   102-15     175.327                 158.593                   140.821                  121.578
   102-16     174.615                 157.696                   139.728                  120.273
   102-17     173.904                 156.800                   138.636                  118.969

   102-18     173.193     4.27314     155.904       3.39149     137.545      2.78308     117.666     2.33098
   102-19     172.483                 155.009                   136.454                  116.364
   102-20     171.773                 154.115                   135.364                  115.062
   102-21     171.063                 153.221                   134.275                  113.762
   102-22     170.354                 152.327                   133.186                  112.462

   102-23     169.645     4.27871     151.434       3.39631     132.098      2.78736     111.163     2.33483
----------------------------------------------------------------------------------------------------------------
Average Life        5.04211                 3.86409                   3.09364                  2.54176
First Pay           08/25/02                08/25/02                  08/25/02                 08/25/02
Last Pay            08/25/15                09/25/13                  08/25/12                 11/25/11
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
         35.00 PSA, Grp 1: 35.00       0.00 PSA, Grp 1: 40.00   0.00 PSA, Grp 1: 45.00
         CPR, Grp 2: 25.00 CPR,        CPR, Grp 2: 25.00 CPR,   CPR, Grp 2: 25.00 CPR,
         Grp 3: 25.00 CPR, Grp 4:      Grp 3: 25.00 CPR, Grp    Grp 3: 25.00 CPR, Grp
         25.00 CPR, Grp 5: 25.00        4: 25.00 CPR, Grp 5:     4: 25.00 CPR, Grp 5:
                 CPR                        25.00 CPR                25.00 CPR
            Libor6m 1.924                 Libor6m 1.924            Libor6m 1.924

--------------------------------------------------------------------------------------
   Price        NEM       Duration      NEM         Duration      NEM        Duration
--------------------------------------------------------------------------------------
   102-08     111.685     1.97854      90.899       1.70303      68.281      1.47906
   102-09     110.147                  89.111                    66.222
   102-10     108.609                  87.324                    64.165
   102-11     107.072                  85.539                    62.110
   102-12     105.536                  83.755                    60.055

   102-13     104.001     1.98205      81.972       1.70622      58.003      1.48196
   102-14     102.467                  80.190                    55.951
   102-15     100.935                  78.409                    53.901
   102-16      99.403                  76.630                    51.853
   102-17      97.872                  74.852                    49.806

   102-18      96.342     1.98555      73.075       1.70942      47.760      1.48487
   102-19      94.813                  71.299                    45.716
   102-20      93.286                  69.525                    43.673
   102-21      91.759                  67.751                    41.632
   102-22      90.233                  65.979                    39.592

   102-23      88.708     1.98906      64.208       1.71261      37.553      1.48777
--------------------------------------------------------------------------------------
Average Life        2.13212                 1.81200                   1.55667
First Pay           08/25/02                08/25/02                  08/25/02
Last Pay            06/25/11                03/25/11                  01/25/11
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Treasury Benchmarks   6Mo    2YR     3YR*    4YR*    5YR     7YR*   10YR     30YR
------------------------------------------------------------------------------------
              Yield 1.6200  2.7180  3.2063  3.6753  4.0660  4.4165  4.8340  5.3530
             Coupon         3.2500                  3.5000          5.0000  5.3750
------------------------------------------------------------------------------------

Comments:
    1 Group 1: 15% CPR; Groups 2 - 5: 25% CPR
    2 Group 1: 20% CPR; Groups 2 - 5: 25% CPR
    3 Group 1: 25% CPR; Groups 2 - 5: 25% CPR
    4 Group 1: 30% CPR; Groups 2 - 5: 25% CPR
    5 Group 1: 35% CPR; Groups 2 - 5: 25% CPR
    6 Group 1: 40% CPR; Groups 2 - 5: 25% CPR
    7 Group 1: 45% CPR; Groups 2 - 5: 25% CPR
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                 Tue, 23 Jul 2002, 16: 20: 49 EDT
                                                            wdorado: SASCO02-16A

                           Net Effective Margin Table

                                 SASCO 2002-16A
                              Settle as of 07/30/02

----------------------------------------------------------------------------------------------------
                  0.00 PSA,              0.00 PSA,              0.00 PSA,              0.00 PSA,
              Grp 1: 15.00 CPR,      Grp 1: 20.00 CPR,      Grp 1: 25.00 CPR,      Grp 1: 30.00 CPR,
              Grp 2: 25.00 CPR,      Grp 2: 25.00 CPR,      Grp 2: 25.00 CPR,      Grp 2: 25.00 CPR,
              Grp 3: 25.00 CPR,      Grp 3: 25.00 CPR,      Grp 3: 25.00 CPR,      Grp 3: 25.00 CPR,
              Grp 4: 25.00 CPR,      Grp 4: 25.00 CPR,      Grp 4: 25.00 CPR,      Grp 4: 25.00 CPR,
              Grp 5: 25.00 CPR       Grp 5: 25.00 CPR       Grp 5: 25.00 CPR       Grp 5: 25.00 CPR
               Libor6m 1.924          Libor6m 1.924          Libor6m 1.924          Libor6m 1.924
----------------------------------------------------------------------------------------------------
    Price       NEM    Duration      NEM      Duration      NEM      Duration      NEM      Duration
----------------------------------------------------------------------------------------------------
   102-24     168.937              150.542                131.011                109.865
   102-25     168.229              149.650                129.924                108.568
   102-26     167.521              148.759                128.838                107.271
   102-27     166.814              147.868                127.752                105.975
   102-28     166.107  4.28427     146.977    3.40112     126.668    2.79165     104.681    2.33868

   102-29     165.401              146.088                125.584                103.387
   102-30     164.695              145.198                124.500                102.093
   102-31     163.989              144.310                123.417                100.801
   103-00     163.284              143.421                122.335                 99.509
----------------------------------------------------------------------------------------------------
Average Life      5.04211              3.86409                3.09364                2.54176
 First Pay       08/25/02             08/25/02               08/25/02               08/25/02
  Last Pay       08/25/15             09/25/13               08/25/12               11/25/11
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    35.00 PSA,              0.00 PSA,              0.00 PSA,
                 Grp 1: 35.00 CPR,      Grp 1: 40.00 CPR,      Grp 1: 45.00 CPR,
                 Grp 2: 25.00 CPR,      Grp 2: 25.00 CPR,      Grp 2: 25.00 CPR,
                 Grp 3: 25.00 CPR,      Grp 3: 25.00 CPR,      Grp 3: 25.00 CPR,
                 Grp 4: 25.00 CPR,      Grp 4: 25.00 CPR,      Grp 4: 25.00 CPR,
                 Grp 5: 25.00 CPR       Grp 5: 25.00 CPR       Grp 5: 25.00 CPR
                  Libor6m 1.924          Libor6m 1.924          Libor6m 1.924
--------------------------------------------------------------------------------
    Price        NEM      Duration      NEM      Duration      NEM      Duration
--------------------------------------------------------------------------------
   102-24      87.184                  62.438                 35.516
   102-25      85.662                  60.670                 33.480
   102-26      84.140                  58.903                 31.446
   102-27      82.619                  57.136                 29.413
   102-28      81.099     1.99256      55.371    1.71580      27.381    1.49067

   102-29      79.580                  53.608                 25.351
   102-30      78.063                  51.845                 23.322
   102-31      76.546                  50.084                 21.295
   103-00      75.030                  48.323                 19.269
--------------------------------------------------------------------------------
Average Life      2.13212                 1.81200                1.55667
 First Pay       08/25/02                08/25/02               08/25/02
  Last Pay       06/25/11                03/25/11               01/25/11
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Treasury Benchmarks      6Mo       2YR       3YR*      4YR*      5YR       7YR*     10YR      30YR
---------------------------------------------------------------------------------------------------
              Yield    1.6200    2.7180    3.2063    3.6753    4.0660    4.4165    4.8340    5.3530
             Coupon              3.2500                        3.5000              5.0000    5.3750
---------------------------------------------------------------------------------------------------

Comments:
    1    Group 1: 15% CPR; Groups 2-5: 25% CPR
    2    Group 1: 20% CPR; Groups 2-5: 25% CPR
    3    Group 1: 25% CPR; Groups 2-5: 25% CPR
    4    Group 1: 30% CPR; Groups 2-5: 25% CPR
    5    Group 1: 35% CPR; Groups 2-5: 25% CPR
    6    Group 1: 40% CPR; Groups 2-5: 25% CPR
    7    Group 1: 45% CPR; Groups 2-5: 25% CPR

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                           Net Effective Margin Table

                                 SASCO 2002-16A
                              Settle as of 07/30/02

--------------------------------------------------------------------------------
                             Bond Summary-Bond 1-A1
--------------------------------------------------------------------------------
 Initial Coupon:   4.374                          Type:   Floater
       Orig Bal:   148,363,000
       Orig Not:   48,360,000                  Formula:   (6m LIBOR)+ 235.45bp
         Factor:   1.0000000          Cap/Floor/Margin:   11.07/2.35/2.35
    Factor Date:   07/25/02                   Next Pmt:   08/25/02
          Delay:   24                            Cusip:   G3P
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                     15.00 CPR             20.00 CPR           25.00 CPR            30.00 CPR
                   Libor6m 1.821         Libor6m 1.821       Libor6m 1.821        Libor6m 1.821
----------------------------------------------------------------------------------------------------
Price           NEM      Duration     NEM      Duration     NEM     Duration     NEM      Duration
----------------------------------------------------------------------------------------------------
102-08        183.083    4.40205    167.423    3.44431    150.205    2.77998    131.366    2.29597
102-09        182.391               166.539               149.110               130.040
102-10        181.700               165.656               148.016               128.714
102-11        181.009               164.773               146.922               127.390
102-12        180.319               163.890               145.828               126.066

102-13        179.628    4.40836    163.008    3.44947    144.736    2.78428    124.743    2.29963
102-14        178.939               162.127               143.644               123.421
102-15        178.250               161.246               142.553               122.100
102-16        177.561               160.366               141.462               120.780
102-17        176.872               159.486               140.372               119.460

102-18        176.184    4.41467    158.607    3.45462    139.283    2.78858    118.141    2.30328
102-19        175.497               157.728               138.194               116.824
102-20        174.809               156.850               137.106               115.506
102-21        174.123               155.972               136.019               114.190
102-22        173.436               155.095               134.933               112.875

102-23        172.750    4.42096    154.219    3.45976    133.847    2.79287    111.560    2.30692
102-24        172.065               153.343               132.762               110.246
102-25        171.379               152.467               131.677               108.933
102-26        170.695               151.592               130.593               107.621
102-27        170.010               150.718               129.510               106.309

102-28        169.326    4.42725    149.844    3.46490    128.427    2.79716    104.999    2.31057
102-29        168.643               148.970               127.345               103.689
102-30        167.960               148.097               126.264               102.380
102-31        167.277               147.225               125.183               101.072
103-00        166.594               146.353               124.103                99.765
----------------------------------------------------------------------------------------------------
Average Life      5.25609                3.94507               3.09287              2.50046
First Pay        08/25/02               08/25/02              08/25/02             08/25/02
Last Pay         10/25/18               02/25/15              08/25/12             10/25/10
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                   35.00 CPR            40.00 CPR             45.00 CPR
                 Libor6m 1.821        Libor6m 1.821         Libor6m 1.821
---------------------------------------------------------------------------
Price          NEM      Duration     NEM     Duration     NEM     Duration
---------------------------------------------------------------------------
102-08        110.933    1.93166    89.046    1.65155    65.349    1.42772
102-09        109.356               87.202               63.216
102-10        107.781               85.360               61.085
102-11        106.207               83.519               58.955
102-12        104.634               81.679               56.827

102-13        103.061    1.93481    79.840    1.65433    54.700    1.43020
102-14        101.490               78.002               52.574
102-15         99.920               76.166               50.450
102-16         98.350               74.330               48.327
102-17         96.782               72.496               46.205

102-18         95.215    1.93796    70.663    1.65711    44.085    1.43268
102-19         93.648               68.831               41.966
102-20         92.083               67.001               39.849
102-21         90.519               65.171               37.733
102-22         88.955               63.343               35.618

102-23         87.393    1.94111    61.516    1.65989    33.505    1.43515
102-24         85.831               59.690               31.393
102-25         84.271               57.865               29.283
102-26         82.711               56.041               27.173
102-27         81.153               54.219               25.066

102-28         79.595    1.94425    52.397    1.66266    22.959    1.43762
102-29         78.039               50.577               20.854
102-30         76.483               48.758               18.750
102-31         74.929               46.940               16.648
103-00         73.375               45.124               14.547
---------------------------------------------------------------------------
Average Life        2.06992              1.74783              1.49568
First Pay          08/25/02             08/25/02             08/25/02
Last Pay           05/25/09             05/25/08             07/25/07
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Treasury Benchmarks     6Mo        2YR       3YR*     4YR*       5YR      7YR*      10YR      30YR
---------------------------------------------------------------------------------------------------
              Yield    1.6200    2.7180    3.2063    3.6753    4.0660    4.4165    4.8340    5.3530
             Coupon              3.2500                        3.5000              5.0000    5.3750
---------------------------------------------------------------------------------------------------

Comments:

(1)  All Groups run at the same speeds
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
--------------------------------------------------------------------------------
                                       18